Exhibit 99.1

PLBY Group Announces Voting Results of 2025 Annual Meeting of Stockholders

LOS ANGELES, June 16, 2025 (GLOBE NEWSWIRE) -- PLBY Group, Inc. (Nasdaq: PLBY) (the “Company” or “PLBY Group”), a leading pleasure and leisure lifestyle company and owner of Playboy, one of the most recognizable and iconic brands in the world, today announced the voting results from its 2025 Annual Meeting of Stockholders held on June 16, 2025. Stockholders elected both nominees to the Company’s board of directors, ratified the appointment of the Company’s independent auditor, approved the change of the Company’s name to “Playboy, Inc.”, approved the increase of the authorized shares of common stock of the Company, and did not approve the second tranche of an investment by an affiliate of Byborg Enterprises S.A. (“Byborg”).

“On behalf of our board and management, we appreciate the support of our stockholders as we continue to transform the Company and work to increase the value of their investment,” commented Ben Kohn, Chief Executive Officer of the Company. “Reclaiming the ‘Playboy’ name underscores our commitment to the brand and to scaling our high-margin, recurring revenue licensing business globally. While the second tranche of the Byborg investment was not approved, we remain focused on deleveraging and strengthening our balance sheet, driving growth and generating positive cash flow this year. We remain fully aligned with Byborg on maximizing the value of our licensing relationship, which is independent of their shareholdings, and deeply value their continued partnership and long-term support.” Byborg commented, “As one of the Company’s largest stockholders, and its largest licensing partner, we remain committed to the long-term success of Playboy through the development and success of our licensed services including, in particular, Playboy Club, Playboy Plus, and Playboy TV, and excited about the opportunities in front of us.”

Voting Results

Election of Directors:
	For	Withheld	Broker Non-Votes
Juliana F. Hill	54,555,539	8,912,000	14,333,407
György Gattyán	60,597,054	2,870,485	14,333,407

Nasdaq Proposal:
	For	Against	Abstain	Broker Non-Votes
Approve, for purposes of Rule 5653(b) of The Nasdaq Stock Market LLC, the issuance by the Company of 16,956,842 shares of its common stock, at a sale price of $1.50 per share, to The Million S.a.r.l., pursuant to the terms of a Securities Purchase Agreement, dated December 14, 2024, by and between the Company and such purchaser	17,933,040	30,507,913	126,586	14,333,407

Share Increase Proposal:
	For	Against	Abstain
Approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of Common Stock from 150 million to 400 million	63,674,008	13,992,569	134,369

Name Change Proposal:
	For	Against	Abstain
Approve an amendment to the Charter to change the name of the Company to “Playboy, Inc.”	70,613,626	7,039,973	147,347

Ratification of Auditors:
	For	Against	Abstain
Ratify the appointment of BDO USA, P.C. as independent registered public accountants of the Company for 2025	71,810,773	5,723,661	266,512

Say on Pay:
	For	Against	Abstain	Broker Non-Votes
Non-binding advisory vote to approve the compensation of the Company’s named executive officers	53,674,646	9,526,194	266,699	14,333,407

Adjournment Proposal:
	For	Against	Abstain
Approve the adjournment or postponement of the Annual Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Nasdaq Proposal, the Share Increase Proposal and/or the Name Change Proposal	68,147,502	9,505,868	147,576

About PLBY Group, Inc.

PLBY Group is a global pleasure and leisure company connecting consumers with products, content, and experiences that help them lead more fulfilling lives. PLBY Group’s flagship consumer brand, Playboy, is one of the most recognizable brands in the world, with products and content available in approximately 180 countries. PLBY Group’s mission—to create a culture where all people can pursue pleasure — builds upon over 70 years of creating groundbreaking media and hospitality experiences and fighting for cultural progress rooted in the core values of equality, freedom of expression and the idea that pleasure is a fundamental human right. Learn more at http://www.plbygroup.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance, growth plans and anticipated financial impacts of its strategic opportunities and corporate transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (1) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (2) the risk that the Company’s completed or proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from any transactions; (3) the ability to recognize the anticipated benefits of corporate transactions, commercial collaborations, commercialization of digital assets, cost reduction initiatives and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and the Company’s ability to retain its key employees; (4) costs related to being a public company, corporate transactions, commercial collaborations and proposed transactions; (5) changes in applicable laws or regulations; (6) the possibility that the Company may be adversely affected by global hostilities, supply chain delays, inflation, interest rates, tariffs, foreign currency exchange rates or other economic, business, and/or competitive factors; (7) risks relating to the uncertainty of the projected financial information of the Company, including changes in the Company’s estimates of cash flows and the fair value of certain of its intangible assets, including goodwill; (8) risks related to the organic and inorganic growth of the Company’s businesses, and the timing of expected business milestones; (9) changing demand or shopping patterns for the Company’s products and services; (10) failure of licensees, suppliers or other third-parties to fulfill their obligations to the Company; (11) the Company’s ability to comply with the terms of its indebtedness and other obligations; (12) changes in financing markets or the inability of the Company to obtain financing on attractive terms; and (13) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contact:
Investors: FNK IR – Rob Fink / Matt Chesler, CFA – investors@plbygroup.com
Media: press@plbygroup.com
3